SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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                         April 30, 2003 (April 25, 2003)
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                Date of Report (Date of earliest event reported)


                              Zions Bancorporation
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            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
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      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
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(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
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                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)

Item 6. A copy of the press release issued April 25, 2003 by the Registrant announcing the election of Patricia Frobes to the Registrant's Board of Directors' and the retirement of I.J. Wagner from the Board is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            The following exhibit is filed as part of this report:

            Exhibit 99.1     Press release dated April 25, 2003

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Clark B. Hinckley
                                       -----------------------------
                                       Name:  Clark B. Hinckley
                                       Title: Senior Vice President
                                              Investor Relations




Date: April 30, 2003